CONTACT:
U.S. Physical Therapy, Inc.
Carey Hendrickson, Chief Financial Officer
          Email: Chendrickson@usph.com
Chris Reading, Chief Executive Officer
(713) 297-7000
Three Part Advisors
Joe Noyons
(817) 778-8424

 August 2023

 Disclaimer  2  Forward-Looking Statements   This presentation contains forward-looking statements, which involve numerous risks and uncertainties. Included are statements relating to opening of new clinics, availability of personnel and reimbursement environment. The forward-looking statements are based on the Company’s current views and assumptions and the Company’s actual results could differ materially from those anticipated as a result of certain risks, uncertainties, and factors, which include, but are not limited to: multiple effects of the impact of public health crises and epidemics/pandemics, such as the novel strain of COVID-19 and its variants; changes in Medicare rules and guidelines and reimbursement or failure of our clinics to maintain their Medicare certification and/or enrollment status; revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction; changes in reimbursement rates or payment methods from third party payors including government agencies, and changes in the deductibles and co-pays owed by patients; compliance with federal and state laws and regulations relating to the privacy of individually identifiable patient information, and associated fines and penalties for failure to comply; competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets; one of our acquisition agreements contains a Put Right related to a future purchase of a majority interest in a separate company; the impact of COVID-19 related vaccination and/or testing mandates at the federal, state and/or local level; our debt and financial obligations could adversely affect our financial condition, our ability to obtain future financing and our ability to operate our business; changes as the result of government enacted national healthcare reform; business and regulatory conditions including federal and state regulations; governmental and other third party payor inspections, reviews, investigations and audits, which may result in sanctions or reputational harm and increased costs; revenue and earnings expectations; some of our acquisition agreements contain contingent consideration, the value of which may impact future financial results; legal actions, which could subject us to increased operating costs and uninsured liabilities; general economic conditions, including but not limited to inflationary and recessionary periods; actual or perceived events involving banking volatility or limited liability, defaults or other adverse developments that affect the U.S. or international financial systems, may result in market wide liquidity problems which could have a material and adverse impact on our available cash and results of operations; our business depends on hiring, training, and retaining qualified employees ; availability and cost of qualified physical therapists; competitive environment in the industrial injury prevention services business, which could result in the termination or non-renewal of contractual service arrangements and other adverse financial consequences for that service line; acquisitions, and the successful integration of the operations of the acquired businesses; impact on the business and cash reserves resulting from retirement or resignation of key partners and resulting purchase of their non-controlling interest (minority interests); maintaining our information technology systems with adequate safeguards to protect against cyber-attacks; a security breach of our or our third party vendors’ information technology systems may subject us to potential legal action and reputational harm and may result in a violation of the Health Insurance Portability and Accountability Act of 1996 of the Health Information Technology for Economic and Clinical Health Act; maintaining clients for which we perform management, industrial injury prevention related services, and other services, as a breach or termination of those contractual arrangements by such clients could cause operating results to be less than expected; maintaining adequate internal controls; maintaining necessary insurance coverage; availability, terms, and use of capital; and weather and other seasonal factors. See Risk Factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 28, 2023 and any subsequent filings we make with the SEC.  Non-GAAP Financial Measures  This Presentation includes certain measures (“non-GAAP financial measures”) which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as Operating results, Basic and diluted operating results per share and Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. Our presentation of these measures may not be comparable to similarly titled measures used by other companies. Management believes that such measures are commonly reported by issuers and widely used by investors as indicators of a company’s operating performance. All non-GAAP financial measures contained herein should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP.

 662  Outpatient Physical and Occupational Therapy Clinics (5)  41  State   National Footprint (5)  87%  Physical Therapy   Operations % of Revenue(1)  13%  Injury Prevention   Services % of Revenue(1)  >$30bn  US Rehabilitation Market  >10%  No Company Has Greater Than 10% Market Share(2)  Partner of Choice with Experienced Physical Therapists  ~1/2  Of Clinics Were   De Novo Start-ups  $580mm  LTM Revenues(1)  $75mm  LTM Adj EBITDA(1)  12%  YoY Revenue Growth(3)  $1.72  Annual Dividend(4)  Proven Business Model  Attractive Market Dynamics  Leading Physical Therapy Company  USPh At a Glance  3  Strong Financial Position  One of the largest PT clinic owner/operator platforms in a highly fragmented market   Leading public physical therapy platform  Headquarters: Houston, TX  Founded: 1990  Employees: 6,135  Favorable Demographic Trends  As of or for the six months ended June 30, 2023. Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail.  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT). Select Medical used as proxy for largest physical therapy operator in the U.S. with 1,936 outpatient rehabilitation clinics as of March 31, 2023.   Based on FY 2022A results.  Annualized quarterly dividend of $0.43 per share.  As of July 31, 2023  Driven by Organic Growth and Acquisitions  Diversified Payor Mix

 Expanding National Footprint of Physical Therapy Clinics  4  Color Scheme  0 155 217  155 155 155  20 81 163  124 59 129  170 68 61  254 163 11

 Large and Growing Market Opportunity  5  $30B+ U.S. rehab market projected to grow to $40B+ by 2025  Favorable demographics – physically active, aging and obese population segments  Significant market potential  ~50% of Americans over 18 years old develop a musculoskeletal injury that lasts more than 3 months   Within this group, only 10% use outpatient physical therapy services (1)  Healthcare delivery shifting towards lower cost, high quality outpatient providers  Operating environment favors market consolidators with scale  (1) Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT), Market Research.

 Outpatient Clinics are the Leading Setting For Care  6  Orthopedic rehab is the primary driver of physical therapy services, representing approximately 60% of visits  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Outpatient Clinics  Hospitals; State, Local, and Private   Home Health   Offices of Physicians  Other  Physical Therapy Delivery Mix

 Payors See Significant ROI for Physical Therapy  7  Total Treatment Cost~$79K  Hip replacement surgery($56,000)  Inpatient care($15,000)  Total Treatment Cost~$85K  Hip replacement surgery($56,000)  Inpatient care($15,000)  Readmission  Rate of20%  Readmission  Rate of10%  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Outpatient PhysicalTherapy Clinic   Full Recovery  Home  Full Recovery  With PT  Without PT  Average overall savings of ~$6k with significantly lower readmission rate

 Competitive Landscape  8  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT).  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT). Select Medical used as proxy for largest physical therapy operator in the U.S. with 1,936 outpatient rehabilitation clinics as of March 31, 2023.   Clinic counts as of June 30, 2023  Clinic count as of July 31, 2023  1,900+  Clinics(3)  900+  Clinics(3)  662  Clinics(4)  Highly fragmented U.S. outpatient rehab market with 37,000+ clinics (1)   USPh is one of the largest owner/operator of PT clinics  No company with >10% market share(2)  USPh is well-positioned to capitalize in a more challenged macro environment

 Growth Strategy  9  Drive organic growth through de novo PT/OT clinic openings, utilize true partnership model  Maximize profits of existing facilities by growing patient volume, improving pricing, increasing efficiencies and adding programs and services  Augment organic growth through strategic acquisitions  1  2  3

 Highly Retentive, Partnership Model  10  Specialize in trauma, sports, work-related and pre- and post-surgical cases  Partner with experienced physical therapists   Drive volume via referrals  Augment sales with marketing reps   Organic growth includes lower cost de novo start up clinics  Strategic acquisitions structured as partnerships to create strong alignment of interests:  Significant ownership retained by founders (~20% to 40%)  Maintain established local brand  Monthly distributions of cash generated based on ownership percentages  Agree to purchase remaining interest of partners on back end at typically the same EBITDA multiple as the original purchase

 More Resources  Less Administrative Burden  USPh Partnership Advantages  11  Accounting  HR  Real Estate  Construction  Purchasing  Marketing  Compliance  Legal  IT  Capital and Resources to Enhance Development Rate  Less Personal Financial Risk  Aligned Practice Incentives  Unlimited Earnings Potential   Enhanced Benefits Package  Business Intelligence and Collaborative Guidance

 Acquisition Strategy  12  Completed more than 50 acquisitions since 2005 ranging in size from 3 to 52 clinics  Acquisitions include five industrial injury prevention services businesses  Seeking & evaluating M&A transactions is part of USPh’s DNA  Acquisition criteria:  Owner therapists continue to operate clinics and retain significant equity interest  Immediately accretive to earnings  Further de novo growth opportunities  High quality clinics with a history of profitability  Values Alignment

 New Clinics Since July 31, 2022  13  68 clinics added(1) since July 31, 2022  From 7/31/2022 – 7/31/2023  WV  VT  VA  SC  PA  OH  NJ  NC  ME  MD  MA  GA  FL  CT  TX  OK  MS  LA  AR  AL  AK  TN  5  Includes de-novo clinics and acquisitions of single and multi-site practices.

 Scale Advantages Create a Robust Business Case for Consolidation  14  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited leverage in negotiations with payors for reimbursement  Higher likelihood of referrer activity and advocacy  More efficient, patient-centric care model -- including clinic, home and telehealth options  Enhanced compliance capabilities  Centralized infrastructure to limit costs and improve operational efficiencies  Increased patient awareness and high brand recognition  Source: “Industry Trends in M&A and Total Addressable Market Study” (Bain & Company, WebPT)  Efficiency  More efficient, patient-centric care model -- including clinic, home and telehealth options  Compliance  Enhanced compliance capabilities  Payor Networks  Increased likelihood of selection for payor networks  Scale is cited as a core criterion by specialty network managers and payors.  Some limited ability to negotiate higher rates for reimbursement with payors  Referrals  Higher likelihood of referrer activity and advocacy  Centralization  Centralized infrastructure to limit costs and improve operational efficiencies  Awareness  Increased patient awareness and high brand recognition  Increasingly difficult environment for smaller clinics given increasing compliance, regulatory and payor complexities and challenging macroeconomic conditions

 Revenue Mix by Segment and Payor Type  15  Physical Therapy Revenue Mix by Payor Type   Quarter Ended June 30, 2023  Other  Workers Comp  Private Insurance & Managed Care  Medicaid  Medicare  Revenue Mix by Segment Type  Quarter Ended June 30, 2023  Physical Therapy Operations  Industrial Injury Prevention

 USPh Physical Therapy Growth Drivers  16  In 2019, the Company sold interest in a partnership, which operated 30 clinics. In 2020, the Company sold 14 previously closed clinics and closed 34 clinics.  Represents TTM number of visits for the period ended June 30, 2023.   Number of Clinics (1)  Daily Patient Visits Per Clinic   Number of Patient Visits (in thousands)  Both prior to and post COVID-19, each driver has shown robust growth  2012-1Q23: CAGR +4.0%  2012-1Q23: CAGR +3.0%  2012-1Q23: CAGR +6.8%  (2)

 Daily Physical Therapy Volumes Progression  17  Second Quarter 2023 average daily visits per clinic were a record-high for the Company  April and May 2023 average visits were 30.9, the highest volume months in the Company’s history  COVID Trough  Average Visits per Clinic per Day

 Physical Therapy Operations  18  Note: Excludes management contracts.  Annual Gross Margin Percentage  Quarterly margin has increased each quarter since inflation effects began in 3Q22  Quarterly Gross Margin Percentage

 Today  Services performed onsite at >600  client locations  Industrial Injury Prevention  19  Industrial Injury Prevention services include industrial sports medicine and injury prevention; post offer testing; ergonomic services; occupational health and medical services; specialized solutions  March 2017  2020  13.0%   of Total Revenue(3)  Since USPh’s initial entry into the Industrial Injury Prevention services space, the business has grown both organically and through additional acquisitions  % of Revenue full year 2018.  % of Revenue full year 2020.  Revenue for the period ended June 30, 2023.   5.6%   of Total Revenue(1)  9.3%   of Total Revenue(2)  Initial Acquisition   into the Industrial Injury Prevention services   space  2018

 Industrial Injury Prevention   20  Note: 2022 includes November 2021 acquisition with $26.7 million in revenue at an EBITDA Margin of 16.0%.  Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail.   Revenue ($ in millions)  EBITDA Margin(1)(%)

 Strong Balance Sheet and Capital Allocation Strategy  21  At December 31, 2022, we had $31.6 million in cash, $148.1 million outstanding on our term loan and $31.0 million outstanding on our revolving facility. We have $144.0 million still available for borrowings under our revolving facility  A strong balance sheet and capital allocation strategy has allowed USPH to return value to shareholders both directly and through strategic growth investments  In 2022, the Company generated Adjusted EBITDA(1) of $73.7 million  Liquidity ($ in millions) (as of 3/31/23)  Acquisitions  Continue fueling a highly acquisitive growth strategy within a fragmented landscape  Maintain strategic flexibility and a conservative balance sheet   Debt Management  Capital Allocation Strategy  History of dividend increases and the ability to return value to shareholders directly   Dividend Issuances  Debt Management  Minimize interest expense and maintain strategic flexibility  Liquidity ($ in millions) (as of 6/30/23)  Dividend Payments  History of dividend increases and the ability to return value to shareholders directly   De Novos  Develop de novo physical therapy clinics, increase industrial injury locations and add services in   both businesses

 Executive Management  22  https://www.usph.com/about/senior-leadership/  https://www.linkedin.com/in/rick-binstein-66944512  Joined USPh as CFO in November 2020  Previously served as CFO for Capital Senior Living Corporation (NYSE:CSU) and Belo Corp. (NYSE: BLC)  BBA & MBA  Carey Hendrickson   Chief Financial Officer  Joined USPh in March 2018  Previously President & Chief Executive Officer of Baptist Health System in San Antonio, TX. Managed six hospitals with a $1.32B annual operating budget  BS Physical Therapy & MBA  Graham Reeve   Chief Operating Officer – West Region  Joined USPh in July 2021  Served since August 2018 as President and Chief Operating Officer for Omni Ophthalmic Management Consultants (OOMC), an ophthalmology management services organization  Previously served in the roles of Chief Operating Officer and then Chief Executive Officer of Drayer Physical Therapy Institute, LLC, an outpatient physical therapy provider with a network of over 150 clinics in 14 states  BA in Materials and Logistics Management  Eric Williams   Chief Operating Officer – East Region  Joined USPh in May 2011 as VP, General Counsel and Secretary and served in that role until March 17, 2022   Previously served as VP, General Counsel and Secretary for Physiotherapy Associates, Inc. (and its predecessor, Benchmark Medical, Inc.), a national provider of outpatient physical therapy services. From 1997 through 2000, served as Assistant General Counsel and then General Counsel of NovaCare, Inc., a national provider of rehabilitation services.   Law degree from The Columbus School of Law at The Catholic University of America and Bachelor of Science degree in Business Administration from the University of Delaware in 1983  Rick Binstein   Executive VP & General Counsel  Joined USPh as COO in November 2003  Promoted to CEO and Board in November 2004  Previously Senior Vice President of Operations with HealthSouth, managed over 200 facilities including OP, ASC, DX Imaging and rehab hospital operations  BS Physical Therapy  Chris Reading  Chief Executive Officer

 23  Summary Investment Highlights  Significant scale with national footprint  Large and growing market / favorable demographics  Proven business model, driven by organic growth and acquisitions  Strong cash flow and balance sheet  Publicly-traded, pure play operator of rehab clinics  Attractive Dividend Yield

 APPENDIX

 Transaction Overview  Demonstrated Track Record of Consistent Growth  Over the last decade, USPH has consistently grown, organically and through strategic acquisitions  USPH Revenue ($ in millions)  Adj. EBITDA(1) ($ in millions)  6.4%  4.7%  15.5%  8.6%  7.6%  16.1%  9.6%  6.2%  (12.2%)  17.0%  11.7%  14.6%  13.4%  15.2%  15.2%  15.0%  14.0%  13.7%  14.0%  13.5%  15.0%  13.3%  25  Growth (%)  Margin (%)  2012-2022: CAGR +7.2%  2012-2022: CAGR +8.2%  Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail.

 Second Quarter 2023 and 2022 Results  26  Operating Results, a non-GAAP measure, equals net income attributable to USPH diluted shareholders per the consolidated statements of income, less a change in revaluation of the put-right liability, Relief Funds, changes in fair value of contingent earnout consideration, and any allocations to non-controlling interests, all net of taxes. Operating Results per diluted share also exclude the impact of the revaluation of redeemable non-controlling interest and the associated tax impact. See Reconciliation of Non-GAAP Financial Measures - Operating Results for further detail.  See slide titled “Strong Cash Flow and Balance Sheet” for the definition of Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure and has not been prepared in accordance with GAAP. See Reconciliation of Non-GAAP Financial Measures - Adjusted EBITDA for further detail.

 Segment Information – Second Quarter 2023 and 2022 Results  27

 Reconciliation of Non-GAAP Financial Measures – Operating Results  28

 Reconciliation of Non-GAAP Financial Measures – Adjusted EBITDA  29

 Reconciliation of Non-GAAP Financial Measures – Adjusted EBITDA  30

 31  Thank you